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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): OCTOBER 2, 2006



                             BELL MICROPRODUCTS INC.
             (Exact name of registrant as specified in its charter)




                                   CALIFORNIA
                 (State or Other Jurisdiction of Incorporation)


      000-21528                                              NO. 94-3057566
(Commission File Number)                                      (IRS Employer
                                                            Identification No.)

                              1941 RINGWOOD AVENUE
                         SAN JOSE, CALIFORNIA 95131-1721
               (Address of Principal Executive Offices) (Zip Code)

                                 (408) 451-9400
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former Name or Former Address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         The information provided in Item 2.01--Completion of Acquisition or Disposition of Assets--is incorporated herein by reference.

ITEM 2.01         COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         On October 2, 2006, Bell Microproducts Inc. (the "Company") entered into an Asset Purchase Agreement among the Company, New ProSys Corp., a Georgia corporation ("Buyer"), ProSys Information Systems, Inc., a Georgia corporation ("Seller"), Michelle Clery, an individual resident in Georgia ("Clery"), and Bruce Keenan, an individual resident in Georgia ("Keenan" and, collectively with Clery, "Owners"). A copy of the Asset Purchase Agreement is filed as Exhibit 2.1 to this Form 8-K. The Owners own all of the issued and outstanding stock of Seller. Buyer is a wholly-owned subsidiary of Bell Microproducts doing business as ProSys Information Solutions.

         Pursuant to the Asset Purchase Agreement, at the Closing thereunder (which also occurred on October 2, 2006), Seller conveyed to Buyer all of Seller's right, title and interest in and to select assets of Seller. Buyer also entered a Stock Purchase Agreement (collectively with the Asset Purchase Agreement, the "Agreements"), pursuant to which it agreed to purchase the outstanding stock of Seller owned by Keenan. A copy of the Stock Purchase Agreement is filed as Exhibit 2.2 to this 8-K. As a result of this Stock Purchase Agreement, Buyer owns 48% and Clery owns 52% of Seller's outstanding stock. Buyer's combined obligation, paid at Closing, under the Agreements consisted of $32,500,000 in immediately available funds and 1,724,372 shares of Bell Microproducts' common stock, valued at $8,500,000. A portion of the consideration is being held in escrow pending resolution of the post-Closing adjustments. Seller has distributed the consideration it received, net of amounts allocated for employee bonuses and transaction costs, to the Owners as a dividend.

         In addition, the Asset Purchase Agreement also obligates Buyer to make additional annual payments to Seller for three years if the Contribution during the respective contingent consideration periods exceeds target amounts identified in the Asset Purchase Agreement. These contingent payments may consist of cash, shares of Bell Microproducts' common stock, or a combination thereof. The amount of potential future payments that Buyer may be required to make is $13,000,000, subject to a potential additional payment of 20% of the profits in excess of $26,000,000 if the sum of Buyer's and Seller's profits during the three annual contingent payment periods exceeds $26,000,000.

         The financing necessary to consummate the transactions contemplated by the Agreements was obtained through the issuance of 9% Senior Subordinated Notes in the aggregate principal amount of $35,000,000 (the "Notes") to The Teachers' Retirement System of Alabama and The Employees' Retirement System of Alabama (collectively, the "Investor") pursuant to a Securities Purchase Agreement dated October 2, 2006. A copy of the Securities Purchase Agreement is filed as Exhibit
10.1 to this Form 8-K. The terms of the Securities Purchase Agreement in Exhibit
10.1 are herein incorporated by reference. Copies of the Notes issued pursuant to the Securities Purchase Agreement are filed as Exhibit 10.2 and Exhibit 10.3 to this Form 8-K. The terms of the Notes in Exhibits 10.2 and 10.3 are herein incorporated by



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reference. Also in connection with the Securities Purchase Agreement, the
Investor received a warrant to purchase up to 125,000 shares of common stock of Bell Microproducts at an exercise price of $5.15 per share (the "Warrant"). A copy of the Warrant is filed as Exhibit 10.4 to this Form 8-K. The terms of the Warrant in Exhibit 10.4 are herein incorporated by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION

         The information provided in Item 2.01--Completion of Acquisition or Disposition of Assets--is incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

         The information provided in Item 2.01--Completion of Acquisition or Disposition of Assets--is incorporated herein by reference. Bell Microproducts relied on Section 4(2) of the Securities Act of 1933 for exemption from securities registration requirements in connection with the issuances of the common stock and warrant to purchase common stock described in Item 2.01 above. The issuance of common stock pursuant to the Agreements was issued to ProSys Information Systems, Inc. and Bruce Keenan. The Warrants were issued to The Teachers' Retirement System of Alabama and The Employees' Retirement System of Alabama.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial statements of businesses acquired: It would be impracticable to provide the financial statements for the periods specified in Rule 3-05(b) of Regulation S-X at the time of filing this Form 8-K. The required financial statements will be filed as soon as practicable, but not later than seventy-one (71) days after the date on which this Form 8-K must be filed.

         (b) Pro forma financial information: It would be impracticable to provide the required pro forma financial information at the time of filing this Form 8-K. The required pro forma financial information will be filed by amendment as soon as practicable, but not later than seventy-one (71) days after the date on which this Form 8-K must be filed.

         (c) Shell company transactions: None.

         (d) Exhibits:

          Exhibit 2.1 Asset Purchase Agreement among Bell Microproducts Inc., dated October 2, 2006 among Bell Microproducts Inc., New ProSys Corp., ProSys Information Systems, Inc., Michelle Clery and Bruce Keenan. Pursuant to
                           Item 601(b)(2) of Regulation S-K, and subject to claims of confidentiality pursuant to Rule 24B-2 under the Securities Exchange Act of 1934, upon the request of the Commission, the Registrant undertakes to furnish supplementally to the Commission a copy of any schedule or exhibit to the Asset Purchase Agreement as follows:


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
                           Exhibit 2.1(a)            Description of Real Property
                           Exhibit 2.1(b)            Description of Tangible Personal Property
                           Exhibit 2.1(e)            Assumed Contracts
                           Exhibit 2.1(f)            Governmental Authorizations
                           Exhibit 2.1(g)            Records
                           Exhibit 2.1(h)            Intellectual Property
                           Exhibit 2.1(j)            Assigned Claims
                           Exhibit 2.1(k)            Pre-paid Expenses
                           Exhibit 2.2               Excluded Assets
                           Exhibit 2.2(c)            Retained Contracts
                           Exhibit  2.7(a)(i)        Form of Bill of Sale
                           Exhibit  2.7(a)(ii)       Form of Assignment and Assumption Agreement
                           Exhibit 2.7(a)(iii)       Form of Assignment and Assumption of Lease
                           Exhibit 2.7(a)(iv)        Form of Owners' Release
                           Exhibit 2.7(a)(v)         Form of Employment Agreement
                           Exhibit 2.7(a)(vi)        Form of Escrow Agreement
                           Exhibit 2.7(a)(vii)       Form of Registration Rights Agreement
                           Exhibit 2.7(a)(xii)       Form of Opinion of Company's and Owners'
                                                     Counsel
                           Exhibit 2.7(a)(xiii)      Form of Waiver and Termination of
                                                     Shareholders' Agreement
                           Exhibit 2.7(b)(viii)      Form of Opinion of Buyer's Counsel
                           Exhibit 2.8(e)            Form of Lease
                           Exhibit 2.8(f)            Personal Guarantees not Released at Closing
                           Exhibit 2.10(a)           Contingent Payment Schedule
                           Exhibit 2.11              Excluded Employees

                           Schedule 2.1              Sample Tax True-Up Calculation
                           Schedule 4.2              Conflicts and Consents Required on Behalf
                                                     of Buyer


          Exhibit 2.2 Stock Purchase Agreement dated October 2, 2006 by and between New ProSys Corp. and Bruce Keenan

          Exhibit 10.1 Securities Purchase Agreement dated October 2, 2006 among Bell Microproducts Inc., The Teachers' Retirement System of Alabama and The Employees' Retirement System of Alabama

          Exhibit 10.2 9% Senior Subordinated Note dated October 2, 2006 in favor of The Teachers' Retirement System of Alabama

          Exhibit 10.3 9% Senior Subordinated Note dated October 2, 2006 in favor of The Employees' Retirement System of Alabama

          Exhibit 10.4 Warrant to purchase 125,000 shares issued to The Teachers' Retirement System of Alabama and The Employees' Retirement System of Alabama

          Exhibit 99.1     Press release dated October 4, 2006.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BELL MICROPRODUCTS INC.


                                        By  /s/ James E. Illson
                                            ------------------------------------
Date:  October 4, 2006                      James E. Illson
                                            Chief Operating Officer, President
                                              of the Americas and Chief
                                              Financial Officer





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


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             BELL MICROPRODUCTS INC.
                            EXHIBIT INDEX TO FORM 8-K



Date of Report:                                             Commission File No.:
October 2, 2006                                                        000-21528



EXHIBIT NO.                ITEM

Exhibit 2.1                Asset Purchase Agreement among Bell Microproducts Inc., dated October 2, 2006 among Bell Microproducts
                           Inc., New ProSys Corp., ProSys Information Systems, Inc., Michelle Clery and Bruce Keenan.  Pursuant to
                           Item 601(b)(2) of Regulation S-K, and subject to claims of confidentiality pursuant to Rule 24B-2 under the Securities Exchange Act of 1934, upon the request of the Commission, the Registrant undertakes to furnish supplementally to the Commission a copy of any schedule or exhibit to the Asset Purchase
                           Agreement as follows:

                           Exhibit 2.1(a)         Description of Real Property
                           Exhibit 2.1(b)         Description of Tangible Personal Property
                           Exhibit 2.1(e)         Assumed Contracts
                           Exhibit 2.1(f)         Governmental Authorizations
                           Exhibit 2.1(g)         Records
                           Exhibit 2.1(h)         Intellectual Property
                           Exhibit 2.1(j)         Assigned Claims
                           Exhibit 2.1(k)         Pre-paid Expenses
                           Exhibit 2.2            Excluded Assets
                           Exhibit 2.2(c)         Retained Contracts
                           Exhibit 2.7(a)(i)      Form of Bill of Sale
                           Exhibit 2.7(a)(ii)     Form of Assignment and Assumption Agreement
                           Exhibit 2.7(a)(iii)    Form of Assignment and Assumption of Lease
                           Exhibit 2.7(a)(iv)     Form of Owners' Release
                           Exhibit 2.7(a)(v)      Form of Employment Agreement
                           Exhibit 2.7(a)(vi)     Form of Escrow Agreement
                           Exhibit 2.7(a)(vii)    Form of Registration Rights Agreement
                           Exhibit 2.7(a)(xii)    Form of Opinion of Company's and Owners' Counsel
                           Exhibit 2.7(a)(xiii)   Form of Waiver and Termination of Shareholders' Agreement
                           Exhibit 2.7(b)(viii)   Form of Opinion of Buyer's Counsel
                           Exhibit 2.8(e)         Form of Lease

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
                           Exhibit 2.8(f)         Personal Guarantees not Released at Closing
                           Exhibit 2.10(a)        Contingent Payment Schedule
                           Exhibit 2.11           Excluded Employees

                           Schedule 2.1           Sample Tax True-Up Calculation
                           Schedule 4.2           Conflicts and Consents Required on Behalf of Buyer

Exhibit 2.2 Stock Purchase Agreement dated October 2, 2006 by and between New ProSys Corp. and Bruce Keenan

Exhibit 10.1 Securities Purchase Agreement dated October 2, 2006 among Bell Microproducts Inc., The Teachers' Retirement System of Alabana and The Employees' Retirement System of Alabama

Exhibit 10.2 9% Senior Subordinated Note dated October 2, 2006 in favor of The Teachers' Retirement System of Alabama

Exhibit 10.3 9% Senior Subordinated Note dated October 2, 2006 in favor of The Employees' Retirement System of Alabama

Exhibit 10.4 Warrant to purchase 125,000 shares issued to The Teachers' Retirement System of Alabama and The Employees' Retirement System of Alabama

Exhibit 99.1               Press release dated October 4, 2006.



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